Exhibit 99.2 News Release WELBILT COMMITTED TO STRONG ORGANIC SALES AND MARGIN EXPANSION THROUGH 2021 - Company hosts Investor Day today at headquarters in New Port Richey, Florida - Investing in brands to win the battle for customer preference - Establishing 2021 financial targets with Transformation Program generating 500 basis points of run- rate margin expansion by the second half of 2021 - Reaffirming 2019 full-year guidance New Port Richey, FL. – May 14, 2019 – Welbilt, Inc. (NYSE:WBT) will hold an Investor Day at its headquarters in New Port Richey, Florida today beginning at 8:30 am ET. Bill Johnson, President and Chief Executive Officer, and other members of Welbilt’s executive leadership team will present the Company’s strategies to win the battle for customer preference and to improve its cost structure by executing its Transformation Program. “Welbilt has a strong foundation with significant opportunity for enhanced profitable growth,” said Bill Johnson. “We have leading brands that customers prefer due to our innovation leadership and our commitment to our channel partners. We are committed to further improving our customers’ experience by effectively going to market as a portfolio of brands, making Welbilt the easiest company to do business with in the commercial foodservice equipment industry. We are investing in automated controls, system solutions and connectivity across all of our brands to maintain our leadership in solving customers’ system needs.” “I see a clear path to profitable growth by continuing to drive brand preference with our customers, being disciplined with our value pricing philosophy and embedding operational excellence throughout the entire organization. We have begun to execute our Transformation Program, which focuses on improving our global manufacturing and distribution operations, procurement, engineering, KitchenCare, sales and marketing and other corporate functions. We have detailed plans to address each of these areas and expect these actions to generate approximately $75 million, or 500 basis points, of run-rate savings by the second half of 2021. We expect to invest between $70 million and $80 million in Transformation Program and restructuring costs to deliver these savings, which provides a payback of approximately one year on this investment.” “Our focus on enhanced profitable growth and margin expansion will allow us to continue generating strong Free Cash Flow. We intend to focus the majority of our Free Cash Flow on deleveraging our balance sheet by reducing debt. Once strengthened, our balance sheet will become a source of additional growth – allowing us to increasingly invest on internal initiatives and future acquisitions,” concluded Johnson. 2021 Financial Targets Welbilt is establishing 2021 financial targets today, which includes: • Organic Net Sales growth of 1 to 2 percent above end market growth;

Page 2 • Adjusted Operating EBITDA run-rate margin expansion of approximately 500 basis points, based on achieving approximately $75 million of run-rate savings from the Transformation Program, by the second half of 2021; • Free Cash Flow conversion ratio (cash provided by operations less capital expenditures divided by net earnings) of 1.0x; and • Leverage ratio, defined as Net Debt (total debt less cash and cash equivalents and short-term investments divided by Adjusted Operating EBITDA) of 3.25x to 3.75x. 2019 Guidance The Company is reaffirming its 2019 full-year guidance: • Net sales growth: between 3.0 and 6.0 percent (organic +2.0 to +5.0 percent, acquisition +1.0 percent, foreign currency translation +0.0 percent) • Adjusted Operating EBITDA margin: between 18.5 and 19.5 percent • Adjusted Diluted Net Earnings Per Share: between $0.71 and $0.81 per share; based on 141.8 million fully diluted shares outstanding; the effective tax rate for 2019 is forecasted to be between 28 and 30 percent; interest expense is expected to be between $92.0 and $97.0 million Investor Day Presentations, including question and answer sessions, will begin promptly at 8:30 am ET and conclude by 11:30 am ET. A live audio webcast and presentation materials will be available on the Investor Relations page at www.welbilt.com. The webcast replay will be available for 180 days beginning at 2:00 pm ET today. The information on our website is not a part of this release. About Welbilt, Inc. Welbilt, Inc. provides the world’s top chefs, premier chain operators and growing independents with industry- leading equipment and solutions. Our innovative products and solutions are powered by our deep knowledge, operator insights, and culinary expertise. Our portfolio of award-winning product brands includes Cleveland™, Convotherm®, Crem®, Delfield®, Frymaster®, Garland®, Kolpak®, Lincoln™, Manitowoc® Ice, Merco®, Merrychef® and Multiplex®. These product brands are supported by two service brands: FitKitchen®, our fully-integrated kitchen systems brand, and KitchenCare®, our aftermarket parts and service brand. Headquartered in the Tampa Bay region of Florida and operating 21 manufacturing facilities throughout the Americas, Europe and Asia, we sell through a global network of over 5,000 distributors and dealers in over 100 countries. We have approximately 5,400 employees and generated sales of $1.6 billion in 2018. For more information, visit www.welbilt.com. Forward-looking Statements Certain statements in this press release constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements contained in this press release that are not historical facts are forward-looking statements and include, for example, our expectations regarding future results, our full-year and long-term financial outlook, descriptions of our operating and strategic plans and any assumptions on which those expectations, outlook or plans are based. Certain of these forward-looking statements can be identified by the use of words such as "anticipates," "believes," "intends," "estimates," "targets," "expects," "forecasts," "could," "will," "may," "plans," "projects," "assumes," "should" or other similar expressions. Such forward-looking statements involve known and unknown risks and uncertainties, and our actual results could differ materially from future results expressed or implied in these forward-looking statements. The forward-looking statements included in this release are based on our current beliefs and expectations and speak only as of the date of this release. These statements are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ

Page 3 materially from those forward-looking statements include, but are not limited to, risks related to acquisitions, including our ability to realize the benefits of acquisitions in a manner consistent with our expectations and general integration risks; risks related to our substantial levels of indebtedness; world economic factors and ongoing economic and political uncertainty; realization of anticipated earnings enhancements, cost savings, strategic options and other synergies and the anticipated timing to realize those enhancements, savings, synergies, and options; our ability to source raw materials and commodities on favorable terms and successfully respond to and manage related price volatility; the ability to generate cash and manage working capital consistent with our stated goals; changes in the interest rate environment and currency fluctuations; the successful development and market acceptance of innovative new products; actions by competitors including competitive pricing; consumer and customer demand for products; compliance with, or uncertainty created by, existing, evolving or new laws and regulations, including recent changes in tax laws, tariffs and trade regulations and enforcement of such laws around the world; the risk that additional information may arise, due to completion of financial statements for purposes of reporting the Annual Report on Form 10-K for the year ended December 31, 2018 and the operation of our annual controls related to the preparation of our financial statements or otherwise, that would require us to make further adjustments or revisions to our financial statements or delay the filing of our financial statements; our ability to successfully remediate the material weaknesses identified in our internal controls over financial reporting; and those additional risks, uncertainties and factors described in more detail under the caption "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2018, our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2019 and in our other filings with the Securities and Exchange Commission ("SEC"). We do not intend, and, except as required by law, we undertake no obligation, to update any of our forward-looking statements after the date of this release to reflect any future events or circumstances. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. We do not provide reconciliations of our forward-looking Adjusted Operating EBITDA margin and Adjusted Diluted Net Earnings Per Share guidance, which are presented on a non-GAAP basis, to the most directly comparable GAAP financial measure because the combined impact and timing of certain potential charges or gains is inherently uncertain, outside of our control and difficult to predict. Such items include, but are not limited to, restructuring expenses, separation expenses, acquisition-related transaction and integration costs, losses on modification or extinguishment of debt, foreign currency transaction gain or loss, various other charges not reflective of our operations and the tax impact of such non-GAAP adjustments. Accordingly, we cannot provide reconciliations without unreasonable effort and are unable to determine the probable significance of the unavailable information. For more information, contact: Rich Sheffer Vice President Investor Relations, Risk Management and Treasurer Welbilt, Inc. +1 (727) 853-3079 Richard.sheffer@welbilt.com